UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report   (Date of earliest event reported)     October 21, 2003

ALBEMARLE CORPORATION

(Exact Name of Registrant as Specified in Charter)

        Virginia                       1-12658                 54-1692118
        --------                       -------                 ----------
(State or Other Jurisdiction         (Commission            (IRS Employer
  of Incorporation)                   File Number)           Identification No.)

330 South Fourth Street, Richmond, Virginia   23219
(Address of Principal Executive Offices)  (Zip Code)

Registrant's telephone number, including area code - (804) 788-6000
Registrant's website address: www.albemarle.com

Former name or former address, if changed since last report - N/A

Item 12. Results of Operations and Financial Condition

On October 21, 2003, the Company issued a press release regarding its earnings for the period ended September 30, 2003. A copy of this release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.6 of Form 8-K, the information in this Current Report of Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

       Exhibit

      99.1       Albemarle Corporation press release dated October 21, 2003.

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.

Date: October 21, 2003

ALBEMARLE CORPORATION

/s/ PAUL F. ROCHELEAU

Paul F. Rocheleau
Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.

    99.1     Albemarle Corporation press release dated October 21, 2003.